UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) July 17, 2008
BRIGHTPOINT, INC.

(Exact Name of Registrant as Specified in Its Charter)
Indiana

(State or Other Jurisdiction of Incorporation)

0-23494	35-1778566

(Commission File Number)	(IRS Employer Identification No.)

2601 Metropolis Parkway, Suite, 210 Plainfield, Indiana	46168

(Address of Principal Executive Offices)	(Zip Code)
(317) 707-2355

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On July 17, 2008, Brightpoint, Inc. (the Company) issued a press release announcing that it will release its full financial results for the quarter ended June 30, 2008 on Tuesday, August 5, 2008, containing preliminary estimates of its financial results for the quarter ended June 30, 2008 and updating its previously announced debt reduction initiative. A copy of the press release is annexed as Exhibit 99.1 to this Current Report on Form 8-K.
The Company cautioned in the press release that the preliminary financial results announced are estimates and that these estimates are unaudited and have not been reviewed by the Company’s Independent Registered Public Accounting Firm and are therefore subject to modification in the course of completing the Company’s quarter-end financial review and completion of the Company‘s full financial results.
The information in this Current Report, including the Exhibit, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. It shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
99.1	Press Release of Brightpoint, Inc. dated July 17, 2008
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHTPOINT, Inc. (Registrant)
By:	/s/ Anthony W. Boor
Anthony W. Boor
Executive Vice President, Chief Financial Officer and Treasurer

Date: July 17, 2008